(LOSS) EARNINGS PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2020
(LOSS) EARNINGS PER COMMON SHARE
(Loss) Earnings Per Common Share

($ millions)	2020	2019

Net (loss) earnings	(4 319)	2 899

(millions of common shares)

Weighted average number of common shares	1 526	1 559

Dilutive securities:

Effect of share options	—	2

Weighted average number of diluted common shares	1 526	1 561

(dollars per common share)

Basic and diluted (loss) earnings per share	(2.83)	1.86